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                                                                      EXHIBIT 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 of our report dated November 7, 1997 relating to the consolidated financial statements of Anchor National Life Insurance Company, which appears in such Statement of Additional Information. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Los Angeles, California
September 14, 1998